Exhibit 10.10
AMENDMENT TO SPONSOR WARRANTS PURCHASE AGREEMENT
     THIS AMENDMENT TO SPONSOR WARRANTS PURCHASE AGREEMENT, dated as of October 25, 2010 (this “Amendment”), is entered into by and among JWC Acquisition Corp., a Delaware corporation (the “Company”), and each of the individuals set forth on the signature pages hereto under “Purchasers” (the “Purchasers”).
     The Company intends to consummate a public offering of the Company’s units (the “Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.0001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $11.50 per Share. The Purchasers have agreed to purchase an aggregate of 5,353,333 warrants (the “Sponsor Warrants”), each Sponsor Warrant entitling the holder to purchase one Share at an exercise price of $11.50 per Share. This Amendment amends the Sponsor Warrant Purchase Agreement, dated as of August 5, 2010, among the Company and the Purchasers (the “Agreement” and all capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement).
     NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby, intending legally to be bound, agree as follows:
AGREEMENT
     Section 1. Amendments. The Agreement is hereby amended as follows: (i) the number of Sponsor Warrants referenced in the second introductory paragraph of the Agreement is hereby changed from 5,000,000 to 5,333,333, (ii) the aggregate purchase price for the Sponsor Warrants in Section 1(B) is hereby changed from $3,750,000 to $4,000,000, and (iii) Exhibit A of the Agreement is deleted and replaced in its entirety by Exhibit A to this Amendment.
     Section 2. No Further Amendments or Modifications. The terms and conditions of the Agreement shall remain in full force and effect and are amended only to the extent specifically provided in this Amendment.
     Section 3. Counterparts. This Amendment maybe executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

COMPANY: JWC ACQUISITION CORP.
By:	/s/ Adam L. Suttin
Adam L. Suttin
President

PURCHASERS:
/s/ John W. Childs
John W. Childs

/s/ Adam L. Suttin
Adam L. Suttin

/s/ Arthur P. Byrne
Arthur P. Byrne

/s/ David A. Fiorentino
David A. Fiorentino

/s/ Raymond B. Rudy
Raymond B. Rudy

/s/ John Shulman
John Shulman

/s/ Jeffrey J. Teschke
Jeffrey J. Teschke

/s/ William E. Watts
William E. Watts

SAWAYA CAPITAL PARTNERS, LLC
By:	/s/ Fuad Saway

[Signature Page to Amendment to Sponsor Warrants Purchase Agreement]